COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

The Company may from time to time be subject to legal proceedings, investigations, and claims incidental to conduct of our business.

In September 2025, a passenger riding an elevator maintained by our company, Tianjin Weida Elevator Co., Ltd., experienced an abnormal descent after a brake communication malfunction triggered the safety protection mechanism. The plaintiff alleges that our company failed to fulfill its safety obligations and is seeking damages of $12,000. The plaintiff has applied for preservation of the amount in dispute, and a judicial appraisal determined that some injuries were directly caused by the elevator malfunction, while others were not. The Company anticipated an unfavorable outcome from the lawsuit and accrued a provision of $1,500 for probable loss in 2026. The case is pending court acceptance.